Exhibit 10.1

PURCHASE AGREEMENT

between

AFS SENSUB CORP.

Purchaser

and

AMERICREDIT FINANCIAL SERVICES, INC.

D/B/A GM FINANCIAL

Seller

Dated as of October 14, 2026

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SCHEDULES

Schedule A — Schedule of Receivables
Schedule B-1 — Representations and Warranties of the Seller Regarding the Receivables
Schedule B-2 — Representations and Warranties of the Seller Regarding the Pool of Receivables

ii

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT, dated as of October 14, 2026, executed between AFS SenSub Corp., a Nevada corporation, as purchaser (“Purchaser”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial, a Delaware corporation, as seller (“Seller”).

W I T N E S S E T H :

WHEREAS, Purchaser has agreed to purchase from the Seller, and the Seller, pursuant to this Agreement, is transferring to Purchaser the Receivables and Other Conveyed Property.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1  General. The specific terms defined in this Article include the plural as well as the singular. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement, dated as of October 14, 2026, by and among AFS SenSub Corp., as Seller, GM Financial, in its individual capacity and as Servicer, GM Financial Consumer Automobile Receivables Trust 2026-4, as Issuer, and The Bank of New York Mellon, as Trust Collateral Agent, or if not defined therein, in the Indenture, dated as of October 14, 2026, by and between GM Financial Consumer Automobile Receivables Trust 2026-4, as Issuer, and The Bank of New York Mellon, as Trustee and Trust Collateral Agent.

SECTION 1.2  Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Agreement” shall mean this Purchase Agreement and all amendments hereof and supplements hereto.

“Closing Date” means October 14, 2026.

“Issuer” means GM Financial Consumer Automobile Receivables Trust 2026-4.

“Other Conveyed Property” means all property conveyed by the Seller to the Purchaser pursuant to Section 2.1(a)(ii) through (viii) of this Agreement.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor

Owner Trustee under the Trust Agreement.

“Purchase Agreement Collateral” has the meaning specified in Section 6.9 of this Agreement.

“Receivables” means the Contracts listed on Schedule A attached hereto (which Schedule may be in an electronic form).

“Related Documents” means the Notes, the Certificate, the Sale and Servicing Agreement, the Indenture, the Asset Representations Review Agreement, the Trust Agreement and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as “such party’s Related Documents,” “its Related Documents” or by a similar expression.

“Repurchase Event” means the occurrence of a breach of any of the Seller’s representations and warranties in Section 3.1(a) or any other event which requires the repurchase of a Receivable by the Seller under the Sale and Servicing Agreement.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement referred to in Section 1.1.

“Schedule of Receivables” means the schedule of Receivables originally held as part of the Trust Property which is attached hereto as Schedule A (which Schedule may be in electronic form).

“Trust” means the Issuer.

“Trust Collateral Agent” means The Bank of New York Mellon, as trust collateral agent and any successor trust collateral agent appointed and acting pursuant to the Sale and Servicing Agreement.

“Trustee” means The Bank of New York Mellon, as trustee and any successor trustee appointed and acting pursuant to the Indenture.

SECTION 1.3  Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms “include” or “including” mean “include without limitation” or “including without limitation.”

SECTION 1.4  [Reserved].

SECTION 1.5  No Recourse. Without limiting the obligations of Seller hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Seller, or of any predecessor or successor of Seller.

SECTION1.6  Action by or Consent of Noteholders and Certificateholder. Whenever any provision of this Agreement refers to action to be taken, or consented to, by the Noteholders or the Certificateholder, such provision shall be deemed to refer to the Noteholders or the Certificateholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or the Certificateholder. Solely for the purposes of any action to be taken, or consented to, by Noteholders or the Certificateholder, any Note or the Certificate registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or the Certificate which the Owner Trustee or a Responsible Officer of the Trustee or the Trust Collateral Agent, respectively, has actual knowledge is so owned shall be so disregarded.

ARTICLE II.

CONVEYANCE OF THE RECEIVABLES

AND THE OTHER CONVEYED PROPERTY

SECTION 2.1  Conveyance of the Receivables and the Other Conveyed Property.

(a)  Subject to the terms and conditions of this Agreement, Seller hereby sells, transfers, assigns, and otherwise conveys to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser hereby purchases, all right, title and interest of Seller in and to the following described property (collectively, the “Receivables and the Other Conveyed Property”):

(i)  the Receivables and all moneys received thereon after the Cutoff Date;

(ii)   the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(iii)  any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(iv)   any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

(v)   all rights under any Service Contracts on the related Financed Vehicles;

(vi)   the related Receivable Files;

(vii)  all of the Seller’s (A) Accounts, (B) Chattel Paper, (C) Documents, (D) Instruments and (E) General Intangibles (as such terms are defined in the UCC) relating to the property described in (i) through (vi); and

(viii) all proceeds and investments with respect to items (i) through (vii).

It is the intention of Seller and Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and the Other Conveyed Property from Seller to Purchaser, conveying good title thereto free and clear of any Liens, and the beneficial interest in and title to the Receivables and the Other Conveyed Property shall not be part of Seller’s estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy or similar law.

(b)  Simultaneously with the conveyance of the Receivables and the Other Conveyed Property to Purchaser, Purchaser has paid or caused to be paid to or upon the order of Seller an amount equal to the book value of the Receivables sold by Seller, as set forth on the books and records of Seller, by wire transfer of immediately available funds and the remainder as a contribution to the capital of the Purchaser (a wholly-owned subsidiary of Seller).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

SECTION 3.1  Representations and Warranties of Seller.  Seller makes the following representations and warranties as of the Cutoff Date and as of the Closing Date on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property and in transferring the Receivables and the Other Conveyed Property to the Issuer under the Sale and Servicing Agreement. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement. Seller and Purchaser agree that Purchaser will assign to Issuer all Purchaser’s rights under this Agreement and that the Trustee will thereafter be entitled to enforce this Agreement against Seller in the Trustee’s own name on behalf of the Noteholders.

(a)  Representations Regarding the Receivables. The representations and warranties set forth on Schedule B-1 with respect to the Receivables as of the Cutoff Date, and as of the Closing Date, are true and correct.

(b)  Representations Regarding the Pool of Receivables. The representations and warranties set forth on Schedule B-2 with respect to the pool of Receivables as of the Cutoff Date, and as of the Closing Date, are true and correct.

(c)  No Fraud or Misrepresentation. To the best of the Seller’s knowledge, each Receivable that was originated by a Dealer was sold by the Dealer to the Seller and by the Seller to the Purchaser without any fraud or misrepresentation on the part of such Dealer or the Seller, respectively.

(d)  Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes.

(e)  No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of the Purchaser, the Trust, the Trustee, the Trust Collateral Agent and the

Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Purchaser pursuant to this Agreement and except any other security interests that have been fully released and discharged as of the Closing Date, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated. The Seller is not aware of any judgment, ERISA or tax lien filings against it.

(f)  No Funds Advanced. No funds had been advanced by the Seller or anyone acting on behalf of the Seller in order to cause any Receivable to qualify under the representation and warranty set forth as paragraph 20(E) of Schedule B-1.

(g)  Organization and Good Standing. Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

(h)  Due Qualification. Seller is duly qualified to do business as a foreign corporation, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

(i)  Power and Authority. Seller has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and Seller’s Related Documents have been duly authorized by Seller by all necessary corporate action.

(j)  No Consent Required. Seller is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

(k)  Valid Sale; Binding Obligations. This Agreement and Seller’s Related Documents have been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against Seller and creditors of and purchasers from Seller; and this Agreement and Seller’s Related Documents constitute legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(l)  No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties.

(m)  No Proceedings. There are no proceedings or investigations pending or, to Seller’s knowledge, threatened against Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, State or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.

(n)  Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

(o)  True Sale. The Receivables are being transferred with the intention of removing them from Seller’s estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

(p)  Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of Seller is located at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

SECTION 3.2  Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties, on which Seller relies in selling, assigning, transferring and conveying the Receivables and the Other Conveyed Property to Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement.

(a)  Organization and Good Standing. Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Receivables and the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

(b)  Due Qualification. Purchaser is duly qualified to do business as a foreign corporation, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser’s ability to acquire the Receivables or the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Purchaser’s obligations hereunder and under the Purchaser’s Related Documents.

(c)  Power and Authority. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary corporate action.

(d)  No Consent Required. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

(e)  Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

(f)  No Violation. The execution, delivery and performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Sale and Servicing Agreement), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or State regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties.

(g)  No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or State income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or the transfer of the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

In the event of any breach of a representation and warranty made by Purchaser hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, the Certificate, pass-through certificates or other similar securities issued by Purchaser, or a trust or similar vehicle formed by Purchaser, have been paid in full. Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser, the Issuer or by the Trustee on behalf of the Noteholders and the Owner Trustee on behalf of the Certificateholder.

ARTICLE IV.

COVENANTS OF SELLER

SECTION 4.1  Protection of Title of Purchaser.

(a)  At or prior to the Closing Date, Seller shall have filed or caused to be filed a UCC-1 financing statement, naming Seller as seller or debtor, naming Purchaser as purchaser or secured party and describing the Receivables and the Other Conveyed Property as collateral, with the office of the Secretary of State of the State of Delaware and in such other locations as Purchaser shall have required. From time to time thereafter, Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser under this Agreement, of the Issuer under the Sale and Servicing Agreement and of the Trust Collateral Agent under the Indenture in the Receivables and the Other Conveyed Property and in the proceeds thereof. Seller shall deliver (or cause to be delivered) to Purchaser and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that Seller fails to perform its obligations under this subsection, Purchaser, Issuer or the Trust Collateral Agent may do so, at the expense of the Seller. In furtherance of the foregoing, the Seller hereby authorizes the Purchaser, the Issuer or the Trust Collateral Agent to file a record or records (as defined in the applicable UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as each may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Purchaser pursuant to Section 6.9 of this Agreement. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as such party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Purchaser herein.

(b)  Seller shall not change its name, identity, State of incorporation or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Seller (or by Purchaser, Issuer or the Trust Collateral Agent on behalf of Seller) in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the applicable UCC, unless they shall have given Purchaser, Issuer and the Trust Collateral Agent at least sixty (60) days’ prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

(c)  Seller shall give Purchaser, the Issuer and the Trust Collateral Agent at least sixty (60) days prior written notice of any relocation that would result in a change of the location of the debtor within the meaning of Section 9-307 of the applicable UCC. Seller shall at all times maintain (i) each office from which it services Receivables within the United States of America or Canada and (ii) its principal executive office within the United States of America.

(d)  Prior to the Closing Date, Seller has maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time as of or prior to the Closing Date, the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the Principal Balance as of the Cutoff Date. Seller shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to Purchaser, and the conveyance of the Receivables by Purchaser to the Issuer, Seller’s master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable has been sold to Purchaser and has been conveyed by Purchaser to the Issuer. Indication of the Issuer’s ownership of a Receivable shall be deleted from or modified on Seller’s computer systems when, and only when, the Receivable shall become a Purchased Receivable or a Sold Receivable or shall have been paid in full or sold pursuant to the terms of the Sale and Servicing Agreement.

(e)  If at any time Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle receivables to any prospective purchaser, lender or other transferee, Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable (other than a Purchased Receivable or a Sold Receivable), shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to Issuer, and is owned by the Issuer.

SECTION 4.2  Other Liens or Interests. Except for the conveyances hereunder, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest therein, and Seller shall defend the right, title, and interest of Purchaser and the Issuer in and to the Receivables and the Other Conveyed Property against all claims of third parties claiming through or under Seller.

SECTION 4.3  Costs and Expenses. Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

SECTION 4.4  Indemnification.

(a)  Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of Seller’s representations and warranties contained herein.

(b)  Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by Seller or any Affiliate thereof of a Financed Vehicle.

(c)  Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or failed to be taken, by it in respect of any portion of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement.

(d)  Seller agrees to pay, and shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any taxes that may at any time be asserted against Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Receivables and the Other Conveyed Property to Purchaser and by Purchaser to the Issuer or the issuance and original sale of the Notes or issuance of the Certificate, or asserted with respect to ownership of the Receivables and Other Conveyed Property which shall be indemnified by Seller pursuant to clause (e) below, or federal, State or other income taxes, arising out of distributions on the Notes or the Certificate or transfer taxes arising in connection with the transfer of the Notes or the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

(e)  Seller agrees to pay, and to indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder and the conveyance or ownership of the Receivables under the Sale and Servicing Agreement or the issuance and original sale of the Notes or the issuance of the Certificate, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes, arising out of the transactions contemplated hereby or transfer taxes arising in connection with the transfer of the Notes or the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

(f)  Seller shall defend, indemnify, and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders or the Certificateholder through the negligence, willful misfeasance, or bad faith of Seller in the performance of its duties under this Agreement or by reason of reckless disregard of Seller’s obligations and duties under this Agreement.

(g)  Seller shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense incurred by reason of the violation by Seller of federal or State securities laws in connection with the registration or the sale of the Notes.

(h)  Seller shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense imposed upon, or incurred by, Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders or the Certificateholder as result of the failure of any Receivable, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

(i)  Seller shall defend, indemnify, and hold harmless Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of Seller’s trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of Purchaser.

(j)  Seller shall indemnify the Owner Trustee and its officers, directors, successors, assigns, agents and servants jointly and severally with the Purchaser pursuant to Section 7.2 of the Trust Agreement.

Indemnification under this Section 4.4 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive payment of the Notes and the Certificate. The indemnity obligations hereunder shall be in addition to any obligation that Seller may otherwise have.

ARTICLE V.

REPURCHASES

SECTION 5.1  Repurchase of Receivables Upon Breach. Upon the occurrence of a Repurchase Event, Seller shall, unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto from the Issuer if and only if the interests of the Noteholders therein are materially and adversely affected by any such breach and, simultaneously with the repurchase of the Receivable, Seller shall deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 3.2 of the Sale and Servicing Agreement. It is understood and agreed that, except as set forth in Section 6.1 hereof, the obligation of Seller to repurchase any Receivable, as to which a breach occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against Seller for such breach available to Purchaser, the Issuer, the Noteholders, the Certificateholder, the Trust Collateral Agent on behalf of the Noteholders or the Owner Trustee on behalf of the Certificateholder. The provisions of this Section 5.1 are intended to grant the Issuer and the Trust Collateral Agent a direct right against Seller to demand performance hereunder, and in connection therewith, Seller waives any requirement of prior demand against Purchaser with respect to such repurchase obligation. Furthermore, any Person who may request that any Receivable be repurchased by the Seller or the Purchaser in accordance with Section 3.2 of the Sale and Servicing Agreement may request that the Seller repurchase the related Receivable due to the occurrence of a Repurchase Event, in the same manner that it would request such repurchase pursuant to Section 3.2 of the Sale and Servicing Agreement. Any repurchase hereunder shall take place in the manner specified in Section 3.2 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of Seller under this Section shall not terminate upon a termination of Seller as Servicer under the Sale and Servicing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Purchaser to perform any of their respective obligations with respect to such Receivable under the Sale and Servicing Agreement.

In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by Seller, Seller shall indemnify the Issuer, the Trust Collateral Agent, the Trustee, the Owner Trustee, the Noteholders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such Repurchase Events.

SECTION 5.2  Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by Seller under Section 5.1 hereof, Purchaser and the Issuer shall take such steps as may be reasonably requested by Seller in order to assign to Seller all of Purchaser’s and the Issuer’s right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser and the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of Purchaser or the Issuer. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that Seller may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Purchaser and the Issuer shall, at the expense of Seller, take such steps as Seller deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser’s or in the Issuer’s name.

SECTION 5.3  Waivers. No failure or delay on the part of Purchaser (or the Issuer as assignee of Purchaser, or the Trust Collateral Agent as assignee of the Issuer) or the Trustee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

ARTICLE VI.

MISCELLANEOUS

SECTION 6.1  Liability of Seller. Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Seller and the representations and warranties of Seller.

SECTION 6.2  Merger or Consolidation of Seller or Purchaser.  Any corporation or other entity (a) into which Seller or Purchaser may be merged or consolidated, (b) resulting from any merger or consolidation to which Seller or Purchaser is a party or (c) succeeding to the business of Seller or Purchaser, in the case of Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in Purchaser’s certificate of incorporation, provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of Seller or Purchaser, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Seller or Purchaser, as the case may be, hereunder (without relieving Seller or Purchaser of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Seller or Purchaser shall promptly inform the other party, the Issuer, the Trust Collateral Agent and the Owner Trustee and, as a condition to the consummation of the transactions referred to in clauses (a), (b) and (c) above, (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 and 3.2 of this Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and be continuing, (ii) Seller or Purchaser, as applicable, shall have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agencies prior to the consummation of such transaction and shall have delivered to the Issuer and the Trust Collateral Agent an Officer’s Certificate of the Seller or a certificate signed by or on behalf of the Purchaser, as applicable, and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (iii) Seller or Purchaser, as applicable, shall have delivered to the Issuer, and the Trust Collateral Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Trust Collateral Agent in the Receivables and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

SECTION 6.3  Limitation on Liability of Seller and Others. Seller and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

SECTION 6.4  Seller May Own Notes or the Certificate. Subject to the provisions of the Sale and Servicing Agreement, Seller and any Affiliate of Seller may in their individual or any other capacity become the owner or pledgee of Notes or the Certificate with the same rights as they would have if they were not Seller or an Affiliate thereof.

SECTION 6.5  Amendment.

(a)  This Agreement may be amended by Seller and Purchaser without the consent of the Trust Collateral Agent, the Owner Trustee, the Certificateholder or any of the Noteholders (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Issuer, the Owner Trustee and the Trust Collateral Agent, adversely affect in any material respect the interests of the Certificateholder, Noteholder, the Trustee or the Trust Collateral Agent and that such amendment is authorized and permitted by this Agreement.

(b)  This Agreement may also be amended from time to time by Seller and Purchaser, and with the consent of the Trust Collateral Agent and, if required, the Certificateholder and the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes, in accordance with the Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholder or Noteholders; provided, however, the Seller provides the Trust Collateral Agent with an Opinion of Counsel (which may be provided by the Seller’s internal counsel) that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or the Certificate and that such amendment is authorized and permitted by this Agreement.

(c)  Prior to the execution of any such amendment or consent, Seller shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

(d)  It shall not be necessary for the consent of Certificateholder or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholder or Noteholders shall be subject to such reasonable requirements as the Trust Collateral Agent may prescribe, including the establishment of record dates. The consent of a Holder of the Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of the Certificate or such Note and of the Certificate or any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

SECTION 6.6  Notices. All demands, notices and communications to Seller or Purchaser hereunder shall be in writing, personally delivered, electronically delivered, mailed by certified mail, return receipt requested, Federal Express or similar overnight courier service, and shall be deemed to have been given upon receipt, addressed, (a) in the case of Seller, to GM Financial, 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Robert T. Pigott III, Senior Vice President, Corporate

Finance, Email: Robert.Pigott@gmfinancial.com, or (b) in the case of Purchaser, to AFS SenSub Corp., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Robert T. Pigott III, Senior Vice President, Corporate Finance, Email: Robert.Pigott@gmfinancial.com, or such other address as shall be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Trust Collateral Agent, as applicable.

SECTION 6.7  Merger and Integration. Except as specifically stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

SECTION 6.8  Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 6.9  Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by Seller and Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Seller to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Seller’s estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or State bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Seller. In the event that such conveyance is determined to be made as security for a loan made by Purchaser, the Issuer, the Noteholders or the Certificateholder to Seller, the Seller hereby grants to Purchaser a security interest in all of Seller’s right, title and interest in and to the following property whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the “Purchase Agreement Collateral”):

(a)  the Receivables and all moneys received thereon after the Cutoff Date;

(b)  the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(c)  any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d)  any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

(e)  all rights under any Service Contracts on the related Financed Vehicles;

(f)  the related Receivable Files;

(g)  all of the Seller’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (f); and

(h)  all proceeds and investments with respect to items (a) through (g).

SECTION 6.10  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6.11  Counterparts and Consent to Do Business Electronically. This Agreement may be executed and delivered in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, State enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or facsimile, emailed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 6.12  Conveyance of the Receivables and the Other Conveyed Property to the Issuer. Seller acknowledges that Purchaser intends, pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the Closing Date. Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder. In furtherance of the foregoing, Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder and that, notwithstanding anything to the contrary in this Agreement, Seller shall be directly liable to the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder (notwithstanding any failure by the Servicer or the Purchaser to perform its respective duties and obligations hereunder or under Related Documents) and that the Trust Collateral Agent may enforce the duties and obligations of Seller under this Agreement against Seller for the benefit of the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder.

SECTION 6.13 Nonpetition Covenant. Neither Purchaser nor Seller shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Issuer.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

AFS SENSUB CORP., as Purchaser

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM Financial, as Seller

By:
Name:
Title:

Accepted:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee and Trust Collateral Agent

By:
Name:
Title:

[Signature Page to Purchase Agreement]

SCHEDULE A

SCHEDULE OF RECEIVABLES

[On file with GM Financial, the Trustee and Katten Muchin Rosenman LLP]

SCH-A-1

SCHEDULE B-1

REPRESENTATIONS AND WARRANTIES OF THE SELLER

REGARDING THE RECEIVABLES

1.  Characteristics of Receivables. Each Receivable (A) was originated (i) by GM Financial or (ii) by a Dealer and purchased by GM Financial from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with GM Financial and was validly assigned by such Dealer to GM Financial pursuant to a Dealer Assignment, (B) was originated by GM Financial or such Dealer for the retail sale of a Financed Vehicle in the ordinary course of GM Financial’s or the Dealer’s business, in each case (i) was originated in accordance with GM Financial’s credit policies and (ii) was fully and properly executed by the parties thereto, and (iii) GM Financial and, to the best of the Seller’s and the Servicer’s knowledge, each Dealer had all necessary licenses and permits to originate Receivables in the State where GM Financial or each such Dealer was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (D) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File or the Servicer’s electronic records relating thereto.

2.  Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder (including, without limitation, usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Servicemembers Civil Relief Act, each applicable State Motor Vehicle Retail Installment Sales Act, the Gramm-Leach-Bliley Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects.

3.  Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act, as amended; and, to the best of the Seller’s and the Servicer’s knowledge, all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

4.  Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.

SCH-B-1-1

5.  Marking Records. Each of the Seller and the Purchaser agrees that the Receivables have been sold to the Trust pursuant to the Sale and Servicing Agreement and Granted to the Trust Collateral Agent pursuant to the Indenture. Further, GM Financial has indicated in its computer files that the Receivables are owned by the Trust.

6.  Chattel Paper. The Receivables constitute “chattel paper” within the meaning of the UCC.

7.  One Original. With respect to each Receivable, there is either a single authoritative tangible copy (as such term is used in UCC § 9-314A) of the record evidencing such Receivable or a single authoritative electronic copy (as such term is used in UCC § 9-314A) of the electronic record evidencing such Receivable. Each single authoritative electronic copy of the electronic record evidencing a Receivable (a) is unique, identifiable and unalterable (other than with the participation of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been marked with a legend to the following effect: “Authoritative Copy” and (c) has been communicated to and is maintained by or on behalf of the Custodian.

8.  Not an Authoritative Copy. With respect to Contracts for which there is an authoritative electronic copy (as such term is used in UCC § 9-314A), the Servicer has marked all copies of each such Contract other than an authoritative copy with a legend to the following effect: “This is not an authoritative copy.”

9.  Revisions. With respect to Contracts for which there is an authoritative electronic copy (as such term is used in UCC § 9-314A), the related Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each such Contract are readily identifiable as an authorized or unauthorized revision.

10.  Pledge or Assignment. With respect to Contracts for which there is an authoritative electronic copy (as such term is used in UCC § 9-314A), the authoritative copy of each Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

11.  Receivable Files Complete. There exists a Receivable File pertaining to each Receivable. Related documentation concerning the Receivable, including any documentation regarding modifications of the Contract, will be maintained electronically by the Servicer in accordance with customary policies and procedures. With respect to any Receivables with an “authoritative tangible copy” (as such term is used in UCC § 9-314A), the complete Receivable File for each Receivable, including the authoritative tangible copy of such Receivable, currently is in the possession of the Custodian.

12.  Receivables in Force. No Receivable has been satisfied, or, to the best of the Seller’s and the Servicer’s knowledge, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination,

SCH-B-1-2

except by instruments or documents identified in the Receivable File or the Servicer’s electronic records.

13.  Good Title. Immediately prior to the conveyance of the Receivables to the Purchaser pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Purchaser shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables. No Dealer has a participation in, or other right to receive, proceeds of any Receivable.

14.  Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of GM Financial in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or GM Financial has commenced procedures that will result in such Lien Certificate which will show, GM Financial named (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. Immediately after the sale, transfer and assignment by the Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). To the best of the Seller’s knowledge, as of the Cutoff Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

15.  Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations to the owner thereof with respect to such Receivable.

16.  No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part and no such right has been asserted or threatened with respect to any Receivable.

17.  No Default. There has been no default, breach, or, to the knowledge of the Seller and Servicer, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than thirty (30) days), and, to the best of the Seller’s knowledge, no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.

18.  Insurance. At the time of an origination of a Receivable by GM Financial or a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy.

SCH-B-1-3

19.  Fixed Payments, Simple Interest. Each Receivable provides for fixed level monthly payments (provided that the first and last payments may be minimally different from the level payment amount) that fully amortize the Amount Financed over the original term, and amortizes using the Simple Interest Method.

20.  Certain Characteristics of the Receivables.

(A) Each Receivable had a remaining maturity, as of the Cutoff Date, of not less than three (3) months and not more than eighty-four (84) months.

(B) Each Receivable had an original maturity, as of the Cutoff Date, of not less than three (3) months and not more than eighty-four (84) months.

(C) Each Receivable had a remaining Principal Balance, as of the Cutoff Date, of at least $250 and not more than $150,000.

(D) Each Receivable had an Annual Percentage Rate, as of the Cutoff Date, of not more than 20%.

(E) No Receivable was more than thirty (30) days past due as of the Cutoff Date.

(F) Each Receivable arose under a Contract that is governed by the laws of the United States, any State thereof or a United States territory.

(G) Each Obligor had a billing address in the United States or a United States territory as of the date of origination of the related Receivable.

(H) Each Receivable is denominated in, and each Contract provides for payment in, United States dollars.

(I) Each Receivable arose under a Contract that is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including, without limitation, its right to review the Contract. Each Receivable prohibits the sale or transfer of the Financed Vehicle without the consent of the Servicer.

(J) Each Receivable arose under a Contract with respect to which GM Financial has performed all obligations required to be performed by it thereunder.

(K) No automobile related to a Receivable was held in repossession inventory as of the Cutoff Date.

(L) The Servicer’s records do not indicate that any Obligor was in bankruptcy as of the Cutoff Date.

(M) No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

21.  Prepayment. Each Receivable allows for prepayment and partial prepayments without penalty.

SCH-B-1-4

SCHEDULE B-2

REPRESENTATIONS AND WARRANTIES OF THE SELLER

REGARDING THE POOL OF RECEIVABLES

1.  Adverse Selection. No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those receivables owned by the Seller which met the selection criteria set forth in clauses (A) through (M) of paragraph 20 of Schedule B-1.

2.  All Filings Made. All filings (including, without limitation, UCC filings (including, without limitation, the filing by the Seller of all appropriate financing statements in the proper filing office in the State of Delaware under applicable law in order to perfect the security interest in the Receivables granted to the Purchaser hereunder)) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust and the Trust Collateral Agent a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

3.  Consumer Leases. No Receivable in the pool constitutes a “consumer lease” under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 U.S.C. § 1667.

SCH-B-2-1